Nationwide Life Insurance Company: • Nationwide VLI Separate Account- 4

Prospectus supplement dated May 1, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your contract.  Effective May 1, 2009, the investment option changed names as indicated below.

OLD NAME	NEW NAME
Federated Insurance Series- Federated American Leaders Fund II: Primary Shares	Federated Insurance Series- Federated Clover Value Fund II: Primary Shares

The Best of America® ChoiceLifeSM Protection Survivorship Life

Last Survivor Flexible Premium Variable Universal Life Insurance Policies

Issued By

Nationwide Life Insurance Company

Through

Nationwide VLI Separate Account-4

The Date of This Prospectus Is May 1, 2009

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes.  Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of the policy versus those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser.  If you have policy specific questions or need additional information, contact us.  Also, contact us for free copies of the prospectuses for the mutual funds available under the policy.

Telephone:	1-800-547-7548
TDD:	1-800-238-3035
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

You should read your policy along with this prospectus.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), nor has the SEC passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.
The policy is NOT: FDIC insured; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy MAY decrease in value to the point of being valueless.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The purpose of the policy is to provide life insurance protection for the beneficiary you name.  If your primary need is not life insurance protection, then purchasing the policy may not be in your best interests.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying the policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including the policy this prospectus describes.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	3
In Summary: Variable Universal Life Insurance and the Policy	4
In Summary: Fee Tables	6
Policy Investment Options	10
The Fixed Investment Option
The Variable Investment Options
Allocation of Net Premium and Cash Value
When Sub-Account Accumulation Units Are Valued
How Sub-Account Investment Experience is Determined
Cash Value
Transfers Among and Between Policy Investment Options	13
Sub-Account Transfers
Fixed Account Transfers
Modes to Make a Transfer
The Policy	15
Policy Owner
The Beneficiaries
To Purchase
Coverage
Supplemental Coverage
Coverage Effective Dates
Temporary Insurance Coverage
Right to Cancel (Examination Right)
To Change Coverage
Conversion Right
To Terminate or Surrender
To Assign
Proceeds Upon Maturity
Reminders, Reports and Illustrations
Errors or Misstatements
Incontestability
If We Modify the Policy
Riders	19
Adjusted Sales Load Life Insurance Rider
Estate Protection Rider
Policy Split Option Rider
Premium	20
Initial Premium
Subsequent Premiums
Charges	21
Sales Load
Premium Taxes
Surrender Charge
Partial Surrender Fee
Short-Term Trading Fees
Cost of Insurance
Mortality and Expense Risk
Per $1,000 of Specified Amount
Administrative
Policy Loan Interest
Adjusted Sales Load Life Insurance Rider
Estate Protection Rider
Policy Split Option Rider
A Note on Charges
Information on Underlying Mutual Fund Payments

Table of Contents (continued)
Page
The Death Benefit	26
Calculation of the Death Benefit Proceeds
Death Benefit Options
The Minimum Required Death Benefit
Changes in the Death Benefit Option
Suicide
Surrenders	28
Full Surrender
Partial Surrender
Reduction of Specified Amount on a Partial Surrender
The Payout Options	29
Interest Income
Income for a Fixed Period
Life Income with Payments Guaranteed
Fixed Income for Varying Periods
Joint and Survivor Life
Alternate Life Income
Policy Owner Services	30
Dollar Cost Averaging
Asset Rebalancing
Automated Income Monitor
Policy Loans	33
Loan Amount and Interest
Collateral and Interest
Repayment
Net Effect of Policy Loans
Lapse	33
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement
Taxes	34
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
Surrendering the Policy; Maturity
Withholding
Exchanging the Policy for Another Life Insurance Policy
Special Note Regarding the Policy Split Option Rider
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Taxes and the Value of Your Policy
Business uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	40
Nationwide VLI Separate Account-4	40
Organization, Registration and Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Legal Proceedings	42
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	45
Appendix A: Sub-Account Information	46
Appendix B: Definitions	68

In Summary: Policy Benefits

Appendix B defines certain words and phrases we use in this prospectus.

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when both Insureds die.

Your Choice Of Death Benefit Options

•	Option One is the greater of the Specified Amount or the minimum required Death Benefit under federal tax law.

•	Option Two is the greater of the Specified Amount plus the Cash Value or the minimum required Death Benefit under federal tax law.

•	Option Three is the greater of the Specified Amount plus accumulated Premium payments (less any partial surrenders) or the minimum required Death Benefit under federal tax law.

For more information, see "The Death Benefit" section of this prospectus.

Your Or Your Beneficiary's Choice Of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time.  For more information, see "The Payout Options" section of this prospectus.

Coverage Flexibility

Subject to conditions, you may choose to:

•	Change the Death Benefit option;

•	Increase or decrease the Specified Amount;

•	Change your beneficiaries; and/or

•	Change who owns the policy.

For more information, see: the "Changes in the Death Benefit Option"; "To Change Coverage"; "The Beneficiaries"; and "To Assign" sections of this prospectus.

Continuation Of Coverage Is Guaranteed

During the Guaranteed Policy Continuation Period, your policy will remain In Force so long as you pay the Policy Continuation Premium Amount.  For more information, see the "Guaranteed Policy Continuation Provision" section of this prospectus.

Access To Cash Value

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy.  As such, you may:

•
Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios and 100% of the fixed account, less any surrender charges less 100% of the Adjusted Sales Load Life Insurance Rider forfeiture charge (if applicable).  The minimum loan amount is $200.  For more information, see the "Policy Loans" section of this prospectus.

•	Take a partial surrender of no less than $200. For more information, see the "Partial Surrender" section of this prospectus.

•
Surrender the policy at any time while either Insured is alive.  The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any policy loans and surrender charge.  You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit.  For more information, see the "Full Surrender" and "The Payout Options" sections of this prospectus.

Premium Flexibility

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly.  Within limits, you may vary the frequency and amount, and you might even be able to skip making a Premium payment.  For more information, see the "Premium" section of this prospectus.

Investment Options

You may choose to allocate your Premiums after charges to the fixed or variable investment options in any proportion:

•	The fixed investment option will earn interest daily at an annual effective rate of at least 3%.

•
The variable investment options constitute the available mutual funds, and we have divided Nationwide VLI Separate Account-4 into an equal number of Sub-Account portfolios, identified in the "Appendix A: Sub-Account Information" section to account for your allocations.  Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.

For more information, see the "Policy Investment Options" and "Appendix A: Sub-Account Information" sections of this prospectus.

Transfers Between And Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Account portfolios of the variable investment option within limits.  We have implemented procedures intended to reduce the potentially detrimental impact that frequent transfers have on Sub-Account Investment Experience.  For more information, see the "Sub-Account Portfolio Transfers" section of this prospectus.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.  For more information, see the "Dollar Cost Averaging" section of this prospectus.

Taxes

Unless you make a withdrawal, generally you will not be taxed on any earnings.  This is known as tax deferral.  For more information, see "The Minimum Required Death Benefit" section of this prospectus.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  For more information, see the "Taxes" section of this prospectus.  Unlike other variable insurance products offered by Nationwide, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

Assignment

You may assign the policy as collateral for a loan or another obligation while an Insured is alive.  For more information, see the "To Assign" section of this prospectus.

Examination Right

For a limited time, you may cancel the policy, and you will receive a refund.  When you cancel the policy during your examination right, the amount we refund will be the Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If the policy is canceled, we will treat the policy as of it was never issued.  For more information, see the "Right to Cancel (Examination Right) " section of this prospectus.

Riders

You may purchase any of the following Riders to suit your needs.  Availability will vary by state, and there may be an additional charge.

•	Adjusted Sales Load Life Insurance Rider

•	Estate Protection Rider

•	Policy Split Option Rider

For more information, see the "Riders" section of this prospectus.

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because a substantial surrender charge will apply in the first several years from the Policy Date.

Unfavorable Investment Experience

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges.  Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience, in conjunction with your flexibility to make changes to the policy and deviate from your chosen premium payment plan, could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even terminate without value.

Effect Of Partial Surrenders And Policy Loans On Investment Returns

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return.  A partial surrender will reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios.  As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan in a policy loan account, which will also reduce the Cash Value allocated between and among your chosen investment options.  Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment.  There will always be a Grace Period, and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

Reduction Of The Death Benefit

A partial surrender could, and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment of modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract that is not a modified endowment contract.  For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this policy please see the Taxes provision. For detailed information regarding tax treatment of modified endowment contracts, please see the Periodic Withdrawals, Non-Periodic Withdrawals and Loans section of the Taxes provision.

The proceeds of a life insurance contract are includible in the insured's gross estate for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the insured, or (b) the insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy.  For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the insured may have with respect to the economic benefits in the policy, such as the power to change the beneficiary, surrender or cancel the policy, assign (or revoke the assignment of) the policy, pledge the policy for a loan, obtain a loan against the surrender value of the contract, etc.  Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Account Transfer Restrictions And Limitations

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year.  Then, we will only honor a transfer request from the fixed account that is made within thirty days of the end of a calendar quarter, but not within twelve months of a previous request.  We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

Sub-Account Portfolio Limitations

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with a Sub-Accounts' ability to pursue its stated investment objective.  This disruption to the Sub-Account may result in lower Investment Experience and Cash Value.  We have instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees.  For more information, see the "Sub-Account Portfolio Transfers", "Modes To Make A Transfer" and "Short-Term Trading Fees" sections of this prospectus.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

Sub-Account Portfolio Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund’s prospectus. You should read the mutual fund’s prospectus carefully before investing.

In Summary: Variable Universal Life Insurance and the Policy

Variable Universal Life Insurance, in general, may be important to you in two ways:

•	It will provide economic protection to a beneficiary.

•	It may build Cash Value.

Why would you want to purchase this type of life insurance?  How will you allocate the Net Premium among the variable investment options and the fixed investment options?  Your reasons and decisions will affect the insurance and Cash Value aspects.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair, with poor investment results, or enhance, with favorable investment results, your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

It is similar, but also different, to survivorship universal life insurance.

•	You will pay Premiums for life insurance coverage on both Insureds.

•	The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while either Insured is alive.

•	The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than survivorship universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen, and the fixed account.  Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

From the time we issue the policy through the Insureds' deaths, here is a basic overview:  (But please read the remainder of this prospectus for the details.)

•	At issue, the policy will require a minimum initial Premium payment.

Among other considerations, this amount will be based on: the Insureds’ ages; sexes, the underwriting classes; any Substandard Ratings; the Specified Amount; the amount of any supplemental coverage; the Death Benefit option; and the choice of any Riders.

•	At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

•	You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among a fixed and the variable investment options.

•	From the policy’s Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.

•	You may be able to vary the timing and amount of Premium payments.

So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

•	After the first year from the Policy Date, you may request to increase or decrease the policy’s Specified Amount.

This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy’s tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

•	The policy will pay a Death Benefit to the beneficiary. You have a choice of one of two options.

As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating the policy.

•	Prior to the Insureds’ deaths, you may withdraw all, or a portion, after the first year from the Policy Date, of the policy’s Cash Surrender Value, or you may borrow against the Cash Surrender Value.

Withdrawals and loans are subject to restrictions however, and, may reduce the Death Benefit and increase the likelihood of the policy Lapsing.  There also could be adverse tax consequences.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  Fees in this table may be rounded to the hundredth decimal.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer Cash Value between investment options.

For more information, see the "Charges" section of this prospectus.

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Load(1)	Upon Making A Premium Payment	Maximum Guaranteed	Currently
		$40	$40
		Per $1,000 Of Premium Payment
Premium Taxes(1)	Upon Making A Premium Payment	$35 Per $1,000 Of Premium Payment
Short-Term Trading Fee(2)	Upon transfer of sub-account value out of a sub-account within 60 days after allocation to that sub-account	1% of the amount transferred from the sub-account within 60 days of allocation to that sub-account
Surrender Charge (3), (4), (5) Representative – For A Male and Female, Both Age 55 And Non-tobacco Preferred With A Specified Amount Of $1,000,000 And Death Benefit Option One	Upon Full Surrender or Policy Lapse	Maximum (6)	Minimum (7)
		$100,991.02	$4,614.80
		Representative (8)
		$11,042.25
		Proportionately From The Policy’s Cash Value
Illustration Charge(9)	Upon Requesting An Illustration	Maximum Guaranteed	Currently
		$25	$0
Partial Surrender Fee(10)	Upon A Partial Surrender	Maximum Guaranteed(11)	Currently
		$25	$0
		From The Policy's Available Cash Value (12)

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Sub-Account portfolio operating expenses.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses(13)
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Cost Of Insurance (14), (15) Representative – For Male And Female, Both Age 55 And Non-tobacco, With A Specified Amount Of $1,000,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative (16)
$0.00001	$83.33	$0.0008
Per $1,000 Of Net Amount At Risk
Mortality And Expense Risk	Monthly	$0.66 Per $1,000 Of Variable Cash Value (17)
Proportionately From Your Chosen Variable Investment Options
Per $1,000 Of Specified Amount (18), (19) Representative – For Male And Female, Both Age 55 And Non-tobacco, With A Specified Amount Of $1,000,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative (20)
$0.02	$0.40	$0.18
Per $1,000 Of Specified Amount
Administrative	Monthly	Maximum Guaranteed	Currently
$7.50	$5
Policy Loan Interest(21)	Annually	Maximum Guaranteed	Currently
$45	$45
Per $1,000 On An Outstanding Policy Loan

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders(22)
Optional Charge 23	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Adjusted Sales Load Life Insurance Rider	Monthly	For each 1% of Premium Load replaced, $0.14 per $1,000 of aggregate Premium
Estate Protection Rider (24)	Monthly	Minimum	Maximum	Representative
		$0.00001	$83.33	$0.0008
		Per $1,000 Of Rider Death Benefit
Policy Split Option Rider (25)	Monthly	Minimum	Maximum	Representative
		$0.01	$0.03	$0.02
		Per $1,000 of Specified Amount

_______________________________________

The next item shows the minimum and maximum total operating expenses, as of December 31, 2008, charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy.  The table does not reflect Short-Term Trading Fees.  More detail concerning each Sub-Account portfolio’s fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio.  Please contact us, at the telephone numbers or address on the cover page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	3.02%	0.28%

(1)	We deduct one charge composed of the sales load and premium taxes. On the Policy Data Page, we call the combined charge a Premium Load. From the sixteenth year from the Policy Date, the current sales load is $20 per $1,000 and the guaranteed charge is $25 per $1,000 of Premium Payment.
(2)	Short-Term Trading Fees are only assessed in connection with Sub-Accounts that correspond to an underlying mutual fund that assess a short-term trading fee. Some underlying mutual funds may refer to short-term trading fees as "redemption fees." Sub-Accounts that may assess a short-term trading fee are identified with an "†" symbol in the "Variable Investment Options" section of this prospectus and in the Sub-Account descriptions; provided in "Appendix A: Sub-Account Information". For more information about transactions subject to short-term trading fees, see the "Short-Term Trading Fees" section of this prospectus.
(3)	This charge is comprised of two components. There is an underwriting component, which is based on the Insureds' ages when the policy was issued. There is also a sales expense component, which is based on, and varies by, the Insureds' sexes, ages when the policy was issued and underwriting classes and any Substandard Ratings. The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date. For example, by the fourteenth year, the amount is 5% of the surrender charge, and, thereafter, there is no charge for a full surrender. A surrender charge will apply if you surrender or Lapse the policy, or if you request to decrease the Specified Amount. We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge. For more information, see the "Surrender Charges" section of this prospectus.
(4)	To be able to present dollar amounts of this charge here, we assume a full surrender occurring in the first year from the Policy Date.
(5)	Ask for an illustration or see the Policy Data Page for more information on your cost.
(6)	The amount is based on two Insureds who use tobacco (representing our greatest underwriting risk), one of whom is age 80 and highly rated (Table Q, at least). The other is a male who is age 85 and rated Table D, and who uses tobacco, representing our greatest underwriting risk. We assume a policy with a Specified Amount of $1,000,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.
(7)	The amount is based on two females, both of whom are age 21 and do not use tobacco. We assume a policy with a Specified Amount of $1,000,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.
(8)	This amount may not be representative of your cost.
(9)	If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request. This charge will not be deducted from the policy's Cash Value.
(10)	You may request a partial surrender after the first year from the Policy Date.
(11)	The charge is the lesser of $25 or 2% of the dollar amount of a partial surrender.
(12)	Besides this charge, the Cash Value available for a partial surrender is subject to any outstanding policy loans.
(13)	Except for the Mortality and Risk Expense Charge which is only deducted proportionally from the Sub-Accounts, all charges described in the "Periodic Charges Other Than Mutual Fund Operating Expenses" table are taken proportionally from the Sub-Accounts, the Fixed Account, and the Long Term Fixed Account.
(14)	This charge varies by: the Insureds' sexes; ages; underwriting classes; any Substandard Ratings; the year from the Policy Date; the Specified Amount; the Death Benefit Option and that portion of your Specified Amount that constitutes supplemental insurance coverage.
(15)	Ask for an illustration, or see the Policy Data Page for more information on your cost.
(16)	This amount may not be representative of your cost.

(17)	During the first through fifteenth years from the Policy Date, this monthly charge is $0.66 per $1,000 of Cash Value in the variable investment options, and, thereafter, $0.25 per $1,000 of Cash Value in the variable investment options.
(18)	We deduct this charge during the first through third years from the Policy Date or date of increase. This charge varies by the younger Insured’s age, the year from the Policy Date and the Specified Amount. This charge does not apply to that portion of your Specified Amount that constitutes supplemental insurance coverage. For more information, see the "Supplemental Coverage," section of this prospectus.
(19)	Ask for an illustration, or see the Policy Data Page for more information on your cost.
(20)	This amount may not be representative of your cost.
(21)	We charge interest on the amount of an outstanding policy loan at the rate of 4.5% per annum, which accrues daily and becomes due and payable at the end of the year from the Policy Date, at the time of a new loan or loan repayment, or at the time your Policy lapses or is surrendered. If left unpaid, we will add it to the loan amount. As collateral or security for repayment, we transfer an equal amount of Cash Value to the loan account, on which interest accrues and is credited daily. The minimum guaranteed interest crediting rate is 3.0% per annum, and the current interest crediting rate is 3.0% per annum. (During the first year from the Policy Date, no policy loans may be taken unless the policy was a 1035 exchange with transferred loans.) The effect is a net cost of no more than 1.50% per annum. For more information, see the "Policy Loans," section of this prospectus.
(22)	All charges described in the "Periodic Charges Other Than Mutual Fund Operating Expenses For Riders" table are taken proportionally from the Sub-Accounts, the Fixed Account, and the Long Term Fixed Account.
(23)	You may elect one or all Riders available under the policy. Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month. The continuation of a Rider is contingent on the policy being In Force. The amounts presented here may not be representative of your cost. Ask for an illustration, or see the Policy Data Page, for more information on your cost.
(24)	This charge varies by: the Insureds' sexes; ages; underwriting classes; any Substandard Ratings; the year from the Policy Date; the Specified Amount; the Death Benefit Option and that portion of your Specified Amount that constitute supplemental insurance coverage. This is because we calculate it using the cost of insurance rate.
(25)	This charge varies by the Insureds' ages.

Policy Investment Options

You may choose to allocate all or a portion of your Net Premium to any Sub-Account.  When this actually happens depends on the right to examine law of the state in which you live.  You may also choose to allocate all or a portion of your Net Premium to the fixed investment option, and we will allocate it when we receive it.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy.  Others require that we return the Cash Value.  If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the available money market Sub-Account until the free-look period expires.  Once your examination right ends, we will transfer the variable account Cash Value to your Sub-Account allocations in effect at the time of the transfer.  If yours is a state that requires us to refund the Cash Value, we will allocate all of the initial Net Premium to the available money market Sub-Account.  On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time.  Any initial Net Premium allocated to fixed investment options will be so allocated immediately upon receipt.

The Fixed Investment Option

The Net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account.  The general account contains all of our assets other than those in the separate accounts and funds the fixed investment option.  These assets are subject to our general liabilities from business operations.  We use the general account to support our insurance and annuity obligations.  Any amounts in excess of the separate account liabilities are deposited into our general account.  We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account.  However, information about the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

Interest rates are set at the beginning of each calendar quarter.  You may receive a different interest rate depending on the rates in effect when you purchase the policy.  The rate may also vary for Net Premiums versus a transfer of Units from a Sub-Account portfolio.  In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis (LIFO).  Interest we credit to the fixed investment option may not increase the Cash Surrender Value enough to cover the policy's charges.  If not, the policy may Lapse.  For more information, see the "Lapse" section of this prospectus.

The Variable Investment Options

The variable investment options constitute the available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations.    Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC.  This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds.  The "Appendix A: Sub-Account Information" section of this prospectus identifies the available mutual funds by name, investment type and adviser.

We may offer additional underlying mutual funds, or a different set of underlying mutual funds, through specific distribution arrangements.  Examples of these arrangements include, but are not limited to, distribution through broker-dealer firms or financial institutions.  These distribution arrangements may be exclusive or non-exclusive.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account portfolio’s assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios.  Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below.  For a complete list of the available Sub-Accounts see "Appendix A: Sub-Account Information."  Appendix A contains additional information about each of the available Sub-Accounts, including its respective investment type, adviser, and expense information.  For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.

AIM Variable Insurance Funds
AllianceBernstein Variable Products Series Fund, Inc.
American Century Variable Portfolios II, Inc.
American Century Variable Portfolios, Inc.
BlackRock Variable Series Funds, Inc.
Dreyfus
Dreyfus Investment Portfolios
Dreyfus Variable Investment Fund
Federated Insurance Series
Fidelity Variable Insurance Products Fund
Franklin Templeton Variable Insurance Products Trust
Ivy Funds Variable Insurance Portfolios, Inc.
Janus Aspen Series
MFS® Variable Insurance Trust
Nationwide Variable Insurance Trust
Neuberger Berman Advisers Management Trust
Oppenheimer Variable Account Funds
PIMCO Variable Insurance Trust
Putnam Variable Trust
T. Rowe Price Equity Series, Inc.
The Universal Institutional Funds, Inc.
Van Eck Worldwide Insurance Trust
Wells Fargo Advantage Funds® Variable Trust

Allocation of Net Premium and Cash Value

We allocate your Net Premium payments to Sub-Accounts or the fixed account per your instructions.  You must specify your Net Premium payments in whole percentages, and any allocation you make must at least be 1%.  The sum of allocations must equal 100%.

When Sub-Account Accumulation Units Are Valued

We will price Sub-Account Units on any day that the NYSE is open for business.  Any transaction that you submit on a day when the NYSE is closed will not be effective until the next day that the NYSE is open for business.  Accordingly, we will not price Sub-Account Accumulation Units on these recognized holidays:

•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Independence Day
•	Memorial Day
•	Labor Day
•	Thanksgiving
•	Christmas

In addition, we will not price Sub-Account Accumulation Units if:

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

•	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist.  Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

How Sub-Account Investment Experience is Determined

Though the number of Sub-Account Accumulation Units will not change as a result of Investment Experience, changes in the net investment factor, as described below, may cause the value of a Sub-Account Accumulation Unit to increase or decrease from Valuation Period to Valuation Period.  Changes in the net investment factor may not be directly proportional to changes in the Net Asset Value ("NAV") of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period.  The Sub-Account Accumulation Unit value for a Valuation Period is determined by multiplying the Sub-Account Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a) is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

•	the per share amount of any dividend or income distributions made by the mutual fund, if the date of the dividend or income distribution occurs during the current Valuation Period; plus or minus

•	a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations.

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b) is the NAV per share of the mutual fund as of the end of the immediately preceding Valuation Period.

Cash Value

The policy has a Cash Value.  We do not guarantee the Cash Value of the Policy.  Rather, it will be based on the Accumulation Unit values, and will vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan and fixed accounts.  It will also vary because we deduct the policy's periodic charges from the Cash Value.  As such, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period.  We will determine the Cash Value at least monthly. To determine the number of Sub-Account Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Sub-Account Accumulation Unit value for the Sub-Account using the next Valuation Period following when we receive the Premium.

If you surrender part or all of the policy, we will deduct a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount.  Thus, your policy’s Cash Value will be reduced by the surrendered amount.  Similarly, when we assess charges or deductions, a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy’s Cash Value.  We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy’s total Cash Value.

We will credit interest to the Cash Value in the policy loan and fixed accounts daily at the guaranteed minimum annual effective rate stated on the Policy Data Page.   For there to be Cash Value in the policy loan account, you must have taken a policy loan.  We may decide to credit interest in excess of the guaranteed minimum annual effective rate.  For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter.  Upon request, we will inform you of the current applicable rates for each account. For more information, see the "The Fixed Investment Option" and "Loan Amount and Interest" sections of this prospectus.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results and minus any partial surrenders.

Transfers Among and Between Policy Investment Options

Sub-Account Transfers

We will determine the amount you have available for transfers among the Sub-Accounts in Accumulation Units based on the NAV per share of the mutual fund in which a Sub-Account invests.  The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange, usually, 4:00 p.m. Eastern time.  An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges.  For more information, see the "In Summary: Fee Tables" and "How Sub-Account Investment Experience Is Determined" sections of this prospectus.

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts, sometimes referred to as "market-timing" or "short-term trading.".  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage, and will take action to deter, short-term trading in the policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance, as such, keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests; and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect policy owners from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If our actions do not successfully deter active trading strategies, the performance of Sub-Accounts that are actively traded will be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Redemption Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within sixty days after the date of the allocation to the Sub-Account.  We assess the fee against the amount transferred and pay the fee to the mutual fund.  Redemption fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  We produce and examine transaction reports.  Generally, a policy may appear on these reports if the policy owner, or a third party acting on their behalf, engages in a certain number of transfer events in a given period.  A transfer event is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving ten Sub-Accounts in one day, this counts as one transfer event.  A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts, or one Sub-Account if the transfer is made to or from a fixed investment option, will also count as one transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
Six or more transfer events in one calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:
1.they have been identified as engaging in harmful trading practices; and
2.if their transfer events exceed eleven in two consecutive calendar quarters or twenty in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than eleven transfer events in two consecutive calendar quarters OR More than twenty transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1, we will start the monitoring anew, so that each policy starts with zero transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts.  Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners, or third parties acting on their behalf.  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures, and other measures aimed at curbing harmful trading practices, that are nevertheless determined by us to constitute harmful trading practices, may be restricted. In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

•	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;
•	request the amounts and dates of any purchase, redemption, transfer or exchange request, which we also refer to as “transaction information”; and
•
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund, whose policies may be more restrictive than our policies.

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.
Any restrictions that we implement will be applied consistently and uniformly.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees.  In the case of new share class additions, your subsequent allocations may be limited to that new share class.  Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account.  The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred.  We will remit all such fees to the underlying mutual fund.

Fixed Account Transfers

Prior to the policy’s Maturity Date, you may also make transfers involving the fixed account.  These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date.  Also, you may not make more than one transfer every twelve months.

On transfers to the fixed account, you may transfer 100% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period.  However, we reserve the right to refuse any transfer to the fixed account if the fixed account’s Cash Value comprises more than 25% of the policy’s Cash Value.

On transfers from the fixed account, we reserve the right to limit the amount of the policy’s Cash Value that you may transfer from the fixed account in a given policy year.  The amount that may be transferred will be determined as of the end of each interest rate guarantee period.  An interest rate guarantee period is the time that a stated interest rate is guaranteed to remain in effect.  The period begins at the time of the transfer and ends on the last day of the calendar quarter.  Each successive period is three months.  Any transfers you make from the fixed account must be within thirty days of the end of a period.

Modes to Make a Transfer

You can submit transfer requests in writing to our Home Office via first class U.S. Mail.  We may also allow you to use other methods of communication, such as fax, telephone, or through our website.  Our contact information is on the first page of this prospectus.  We will use reasonable procedures to confirm that transfer instructions are genuine and will not be liable for following instructions that we reasonably determine to be genuine.  Forms of communication other than via first class U.S. Mail are subject to the short-term trading limitations described in the "Sub-Account Transfers" section of this prospectus.

In addition, any computer system or telephone can experience slowdowns or outages that could delay or prevent our ability to process your request.  Although we have taken precautions to help our systems handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, please make your transfer request in writing.

When we have received your transfer request we will process it at the end of the current Valuation Period.  This is when the Accumulation Unit value will be next determined.  For more information regarding valuation of Accumulation Units, see the "Valuation of Accumulation Units" section of this prospectus.

The Policy

The policy is a legal contract between you and us.  Any change to the Policy we would make must be in writing, signed by our president and secretary and attached to or endorsed on the policy.  You may exercise all policy rights and options while either Insured is alive.  You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for two insureds between the ages of twenty-one-eighty-five, although these ages may vary in your state.  It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy.  The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. We will consider the statements you make in the application as representations.
We will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

Nationwide is relying on the exemption in Rule 12h-7 of the Securities Exchange Act of 1934 (the “’34 Act”) relating to its duty to file reports otherwise required by Sections 15(d) and 13(a) of the ‘34 Act.

Policy Owner

The policy belongs to the owner named in the application.  The Insureds, jointly, are the owner, unless a different owner is named in the application, or thereafter changed.  After the death of the first Insured, the last surviving Insured is the owner, unless otherwise provided.  You may also name a contingent policy owner.  A contingent owner will become the owner if the owner dies before any Proceeds become payable.  Otherwise, ownership will pass to the owner’s estate, if the owner is not the last surviving Insured.  To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors, except as may be provided by assignment.  You may name different owners or contingent owners, so long as the last surviving Insured is alive, by submitting your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it.  There may be adverse tax consequences.  For more information, see the "Taxes" section of this prospectus.

The Beneficiaries

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the last surviving Insured's death.
So long as the last surviving Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and/ direct us to distribute
Proceeds other than described below.

If a primary beneficiary dies before the last surviving Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  We will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the last surviving Insured, and before any Proceeds become payable.  You may name more than one contingent beneficiary.  We will also pay multiple contingent beneficiaries in equal shares.  To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we receive it.  The change will not affect any payment we make, or action we take, before we record the change.

To Purchase

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards, which may require a medical examination before we will issue a policy.  We can provide you with the details of our underwriting standards.   We reserve the right to reject any application for any reason permitted by law. Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time.

The minimum initial Specified Amount is $100,000. We reserve the right to modify the minimum Specified Amount on a prospective basis to newly issued policies at any time.

Coverage

We will issue the policy only if the underwriting process has been completed, we have approved the application and both of the proposed Insureds are alive and in the same condition of health as described in the application.  However, full insurance coverage will take effect only after you have paid the minimum initial Premium.  We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

Supplemental Coverage

Supplemental insurance coverage is also available.  Supplemental insurance coverage is effectively term life insurance on the Insureds.  It cannot exceed 90% of the total Specified Amount.  There is no surrender charge, and there is no monthly charge per $1,000 of Specified Amount on the portion of Specified Amount that constitutes supplemental insurance coverage.

Coverage Effective Dates

Full insurance coverage, and any supplemental insurance, will begin and be In Force on the Policy Date shown on the Policy Data Page.  It will end upon the last surviving Insured's death, once we begin to pay the Proceeds, or when the policy matures.  It could also end if the policy were to Lapse.

Temporary Insurance Coverage

Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of the policy.  During this time, we will deposit your initial Premium payment into an interest bearing checking account.  Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement.  Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice, accompanied by a refund equal to the Premium payment you submitted.  If we issue the policy, when we allocate the Net Premium depends on the right to examine law of the state in which we issued the policy.

Right to Cancel (Examination Right)

For a limited time, commonly referred to as the "free look" period, you may cancel the policy and receive a refund.  The free look period expires ten days after you receive the policy or longer if required by state law.  If you decide to cancel during the free look period, return the policy to the sales representative who sold it, or to us at our Home Office, along with your written cancellation request. Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  When you cancel the policy during your examination right the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If we do not receive your policy at our Home Office by the close of business on the date the free look period expires, you will not be allowed to cancel your policy free of charge.  Within seven days of a cancellation request, we will refund the amount prescribed by law.  If the policy is canceled, we will treat the policy as if it was never issued.

To Change Coverage

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months.  Changes to the Specified Amount will alter the Death Benefit.  For more information, see the "Changes in the Death Benefit Option" section of this prospectus.

You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk.  Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase.  As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value.  Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the policy is at risk of lapsing sooner.  For more information, see the "Lapse" section of this prospectus.

You may request to decrease the Specified Amount.  We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent.  Then we will decrease the initial Specified Amount.  We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount.  For more information, see the "To Purchase" section of this prospectus.  Also, we will deny a request that would disqualify the policy as a contract for life insurance.  For more information, see the "The Minimum Required Death Benefit" section of this prospectus.

To change the Specified Amount, you must submit your written request to us at our Home Office.  For increases, you must provide us with evidence of insurability that satisfies our underwriting standards.  The Insureds must be within the required issue ages of twenty-one and eighty-five.  If you have supplemental insurance coverage, we will make the change proportionately.  Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request.  We reserve the right to limit the number of changes to one each year.

Conversion Right

You have a conversion right under the policy.  At any time within the first twenty-four months of full coverage, you may elect to transfer all value of the Sub-Account Portfolios to the fixed account, irrespective of our right to refuse a transfer to the fixed account, and we will not assess a transfer charge.  You must make this election on the appropriate forms and submit them to the Home Office.

To Terminate or Surrender

You have the right to terminate the policy.  Or you may surrender the policy for its Cash Surrender Value.  The policy will automatically terminate when the last surviving Insured dies, the policy matures, or the Grace Period ends.  For more information, see the "Surrenders" section of this prospectus.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, the excess upon surrender will be included in your income for federal tax purposes.  For more information, see the "Surrender of the Policy" section of this prospectus.  The Cash Surrender Value will be reduced by the outstanding amount of a policy loan.  For more information, see the "Policy Loans" section of this prospectus.

To Assign

You may assign any rights under the policy while either Insured is alive, subject to our approval.  If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective.  Your assignment will be subject to any outstanding policy loans.  For more information, see the "Policy Loans" section of this prospectus.

Proceeds Upon Maturity

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the last surviving Insured's death, after which we will pay the Proceeds to your beneficiary.  During this time, you will still be able to request partial surrenders. Availability varies by state.  If you accept this offer, the policy will be endorsed so that:

•	no changes to the Specified Amount will be allowed;

•	no additional Premium payments will be allowed;

•	no additional periodic charges will be deducted;

•	100% of the Cash Value of all Sub-Accounts will be transferred to the policy's fixed account;

•
the Specified Amount will be adjusted to what it was when the younger Insured reached Attained Age 85, but subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One based on the younger Insured's Attained Age at the time the request for a partial surrender is made.  While the younger Insured is between the Attained Ages of eighty-six and ninety, a partial surrender will decrease the Specified Amount directly.  If the younger Insured is over Attained Age ninety, a partial surrender will reduce the Proceeds by the proportion that the partial surrender reduced the policy's Cash Value.  Notwithstanding the foregoing, the Proceeds will be the greater of the policy's Specified Amount or Cash Value; and

•	the Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code.

The primary purpose of Maturity Date extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of your cost basis if the maturity Proceeds are taken.  See, "Surrendering the Policy; Maturity," in the "Taxes" section of this prospectus for additional information.

Assuming you have no outstanding loans on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds at maturity.  However, because the loan interest rate charged may be greater than loan interest credited, if you have an outstanding loan on or after the Maturity Date, Proceeds after the Maturity Date may be less than the Proceeds at maturity.

Reminders, Reports and Illustrations

Upon request, we will send you scheduled Premium payment reminders.  We generate and mail confirmations of individual financial transactions, such as transfers, partial surrenders and loans, automatically.  We will also send you semi-annual and annual reports that show:

•	the Specified Amount;

•	the current Cash Value;

•	Premiums paid;

•	the Cash Surrender Value;

•	all charges since the last report; and

•	outstanding Indebtedness.

You may obtain copies of confirmation statements and reports by calling our service center or submitting a written request.  You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.nationwide.com/login.

We will send reminders, transaction confirmations and reports to the address you provide on the application, or to another you may specify.

At any time after the first policy year, you may ask for an illustration of future benefits and values under the policy.
While we do not at present, we may assess a charge if you ask for more than one illustration per year from the Policy Date.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you.  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow thirty days for regular delivery to resume.

Errors or Misstatements

If you make an error or misstatement in completing the application, we will adjust the Death Benefit and Cash Value accordingly.

We will adjust the Death Benefit and Cash Value by the ratio of the last monthly cost of insurance charge deducted to the monthly cost of insurance charge that would have been deducted based on the true age and sex of each Insured.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the lifetime of the last surviving Insured for two years from the Policy Date.  Similarly, for any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on the change after it has been In Force during the lifetime of the last surviving Insured for two years from the effective date.

If We Modify the Policy

Any modification, or waiver, of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations or the separate account’s operations to meet the requirements of any law, or regulation issued by a government agency, to which the policy, our company or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications, and we will make appropriate endorsements to the policy.

Riders

Riders are available for you to purchase to design the policy to meet your specific needs.  You may only elect them upon application.  Availability of the Riders will vary by state.  You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit, except for the Adjusted Sales Load Life Insurance Rider, and let us know in writing at our Home Office.  You cannot change your election of this Rider.  For more information on the costs of the Riders, see the "In Summary: Fee Tables" and "Charges" section of this prospectus.

Adjusted Sales Load Life Insurance Rider

This Rider is only available to purchase when you purchase the policy.  The benefit is replacing the Premium Load we would otherwise deduct before allocating your Net Premiums with the Rider’s monthly charge, which depends on whether you want to replace all or a portion of the Premium Load.  We will deduct the Rider's charge from the policy's Cash Value over a period of up to fifteen years, depending on the number of years over which the Premium payments you plan to make will be covered by this Rider, up to seven years from the Policy Date.  This deduction will last for nine years after the lesser of:

•	the number of years, from one to seven, you choose to have the Rider apply to your Premium payments; or

•	the number of years during which you actually make Premium payments.

For example, if you want to replace all of the Premium Load on each of your Premium payments for five years, but the last Premium payment you make while the Rider is in effect is within the third year from the Policy Date, instead of deducting the Riders charge for fourteen years, we will deduct the Rider’s charge through the twelfth year.  Also, if you terminate your policy during the first ten years from the Policy Date, we will reduce your Cash Surrender Value.  The more Premium Load you elect to replace, the higher the Rider’s charge will be.  If you purchase this Rider, you should expect that its charge, in the aggregate, would amount to more than if we had deducted the Premium Load from each of your Premium payments covered by it.  To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Estate Protection Rider

The benefit is an additional Death Benefit that we will pay to the beneficiary, to offset any additional estate tax, upon receiving proof that both Insureds died while the policy is In Force and the Rider is in effect.  The Rider's term is four years from the Policy Date.  The Rider's Death Benefit will equal your additional estate tax liability, up to 122.22% of the policy's initial Specified Amount.  We will not pay this Rider's Death Benefit, let alone the Policy's Death Benefit, however, if either Insured commits suicide, while sane or insane, within two years from the Policy Date.  Instead, we will pay back the total charge we had deducted for this Rider.  For more information, see the "Suicide" section of this prospectus.  There is no Cash Surrender Value or loan value attributable to this Rider.

Before the term expires, you may request to terminate this Rider in writing to our Home Office, and the additional Death Benefit will terminate effective on the next monthly anniversary from the Policy Date.  This Rider will also terminate on the date the policy terminates.

Policy Split Option Rider

The benefit is the option to exchange the policy for two policies, each on the life of one Insured, if the Insureds' marriage ends or there is a qualifying federal tax law change, while the policy is In Force, and not in a grace period) and this Rider is in effect.  Each new policy will consist of half of the lesser of the initial Specified Amount and the Specified Amount before the exchange, the Cash Value and any Indebtedness.  We will base the Premium rates for each new policy on the respective Insured's age and underwriting class as of the effective date of the exchange.

In the event that the Insureds' marriage ended, there must have been in effect, for the preceding year, a final divorce, dissolution or annulment decree from a court of competent jurisdiction.  The qualifying changes in federal tax law must have concerned the reduction of either the marital deduction, or federal estate tax rate, to less than that in effect on the Policy Date.  In any event, you will have six months, once the final divorce, dissolution or annulment decree has been in effect for a year, or from the enactment of the federal tax law change, within which to make your request in writing to our Home Office.

The option will last so long as both Insureds are alive, and it is before the year in which the older Insured reaches Attained Age eighty.  Before then, you may terminate this Rider in writing to our Home Office, which will become effective on the next monthly anniversary from the Policy Date.  This Rider will terminate if you exercise the option.  Otherwise, this Rider will terminate on the date the policy terminates.  There is no Cash Surrender Value or loan value to this Rider.

Exercising the option under this Rider may result in adverse tax consequences.  For more information, see the "Special Note Regarding the Policy Split Option Rider" section of this prospectus.  Consult your tax adviser before electing this Rider or exercising your rights under it.

Premium

The policy does not require a scheduled payment of Premium to keep it In Force.  The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist.  Each Premium payment must be at least $50.  Upon request, we will furnish Premium receipts.

Initial Premium

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option and any Riders you select.  Generally, the higher the required initial Specified Amount, the higher the initial Premium will be.  Similarly, because Death Benefit Options Two and Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Options Two and Three may require a higher amount of initial Premium.  Also, the age, sex, health and activities of both Insureds will affect our determination of the risk of issuing the policy.  In general, the greater this risk, the higher the initial Premium will be.  The amount of supplemental coverage will also affect the initial Premium.

Whether we will issue full insurance coverage depends on both Insureds meeting all underwriting requirements, you paying the initial Premium and our delivery of the policy while both Insureds are alive.  We will not delay delivery of the policy to increase the likelihood that the Insureds are not still alive.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days.

You may pay the initial Premium to our Home Office or to our authorized representative.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Subsequent Premiums

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	we may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk; and

•
we will refund any portion of Premium payments that exceed the applicable premium limit established by the Internal Revenue Service ("IRS") to qualify the policy as a contract for life insurance.  As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status.  We will monitor Premiums paid and other policy transactions and will notify you when the policy’s non-modified endowment contract status is in jeopardy.

We will send scheduled Premium payment reminder notices to you according to the Premium payment method shown on the Policy Data Page.  If you decide to make a subsequent Premium payment, you must send it to our Home Office.

Charges

Please read and consider the following, which we intend to be an amplification, but it may also be duplicative, in conjunction with the fee tables, and the accompanying footnotes, appearing earlier in the prospectus.  See the "In Summary: Fee Tables" section of this prospectus.  Also, see the policy, including the Policy Data Page, and the Riders, for more information.

We will make deductions under the policy to compensate us for: the services and benefits we provide; the costs and expenses we incur and the risks we assume.  Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and premium taxes.  If we begin to charge for illustrations, you will be expected to pay the charge in cash at the time of your request.  We will not deduct this charge from your policy's Cash Value.  However, we will deduct all other charges from the policy’s Cash Value, rather than from a Premium payment, except for mortality and expense risk and loan amount interest, in proportion to the balances of your Sub-Account portfolio and the fixed account allocations.  We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios, and we will only deduct the loan amount interest charge from the Cash Value of the loan account.  We will transfer the loan interest charge from your investment options to the loan account.  We take the monthly periodic charges in advance and we will not pro rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also operating charges associated with the Sub-Account Portfolios.  While you will not pay them directly, they will affect the value of the assets in the Sub-Account Portfolios.  On a daily basis, the manager of each mutual fund that comprises the policy’s available variable investment options deducts operating charges from that mutual fund’s assets before calculating the NAV.  We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Accumulation Units.  In addition, some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within  sixty days after the date of the allocation to that Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  For more information on the operating charges and short-term trading fees assessed by the mutual funds held by the Sub-Account portfolios, please see the prospectus for the mutual fund and the "Short-Term Trading Fees" section of this prospectus.

Sales Load

During years one through fifteen from the Policy Date, the sales load portion of the Premium Load charge is $40 per $1,000 of Premium.  Thereafter, it is guaranteed to be no greater than $25, and currently is $20 per $1,000 of Premium.  We use the charge to offset our sales expenses.

Premium Taxes

The premium taxes portion of the Premium Load charge is $35 per $1,000 of Premium and reimburses us for state and local premium taxes, at the estimated rate of 2.25%, and for federal premium taxes at the estimated rate of 1.25%.    If the actual tax liability is more or less, we will not adjust this charge retroactively, so we may profit from it.

Surrender Charge

A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount.  There are two components of the surrender charge meant to cover our policy underwriting, or the underwriting component, and sales expenses, or the sales component, including expenses for processing the application, conducting any medical exams, determining insurability and the Insureds' underwriting classes, and establishing policy records.    The surrender charge will equal the underwriting component plus 22.5% of the sales component.  We will deduct the surrender charge based on the following schedule:

Policy year calculated from the Policy Date or effective date of Specified Amount increase:	Percentage Of Initial Surrender Charge
1	100%
2	95%
3	85%
4	80%
5	70%
6	60%
7	50%
8	40%
9	30%
10	25%
11	20%
12	15%
13	10%
14	5%
After 14	0

The underwriting component is the product of that portion of the Specified Amount not including any supplemental coverage divided by 1,000, and the administrative target premium.  The administrative target premium is actuarially derived, and we use it to determine how much to charge per Premium payment for underwriting expenses.  The administrative target premium varies by the Insureds' ages when the policy was issued.

The sales expense component is the lesser of the following two amounts: the Guideline Annual Premium in the first year from the Policy Date; and the sum of all Premium payments you made during the first two years from the Policy Date.

We will calculate a separate surrender charge based on the Specified Amount and each increase in the Specified Amount, which, when added together, will amount to your surrender charge.  A surrender charge will also apply if you request a decrease in the Specified Amount.  We will calculate the surrender charge for a decrease in the Specified Amount as if you surrendered the policy, though we will only deduct a portion of it from your policy's Cash Value.  The amount of surrender charge we deduct will be a product of the surrender charge and the decrease in Specified Amount divided by the Specified Amount before the decrease.

The surrender charge will typically be greater for a policy with: an older Insured; a male insured; a higher Specified Amount; more first year Premium; or a higher risk Insured.  If you change the Death Benefit option, and it does not result in a different Net Amount At Risk, we will not deduct a surrender charge.

We will waive the surrender charge if you elect to surrender your policy in exchange for a fixed life insurance policy offered by us.  We will not provide this waiver if you have elected any of the riders listed below:

•	Premium Waiver Rider;

•	Deduction (of fees and expenses) Waiver Rider; or

•	Long-term Care Rider.

Partial Surrender Fee

You may request a partial surrender after the first year from the Policy Date, and we may charge a partial surrender fee equal to the lesser of $25 or 2% of the dollar amount of the partial surrender, to compensate us for the administrative costs in calculating and generating the surrender amount.  However, there is currently no charge for a partial surrender.

Short-Term Trading Fees

Some mutual funds may assess, or reserve the right to assess, a short-term trading fee in connection with transfers from a Sub-Account that occur within sixty days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the mutual fund, and policy owners with interests allocated in the mutual fund, for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any short-term trading fee assessed by any mutual fund available in conjunction with the Policy will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those Sub-Accounts corresponding to mutual funds charging such fees.  Please refer to the prospectus for each Sub-Account portfolio for more detailed information.  Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account.  We will not provide advance notice of the assessment of any applicable short-term trading fee.

For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, please see “Appendix A: Sub-Account Information” later in this prospectus.

If a short-term trading fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading.  The separate account will then pass the short-term trading fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the fee from that policy owner’s sub-account value.  All such fees will be remitted to the mutual fund.  None of the fee proceeds will be retained by us or the separate account.

Transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging and Asset Rebalancing;

•	policy loans or surrenders; or

•	payment of the Death Benefit proceeds upon the Insured's death.

New share classes of currently available mutual funds may be added as investment options under the policy.  These new share classes may require the assessment of short-term trading fees.  When these new share classes are added, new Premium payments and exchange reallocations to the mutual funds in question may be limited to the new share class.

Cost of Insurance

The cost of insurance charge compensates us for underwriting insurance protection.  We will determine this charge by multiplying the monthly cost of insurance rate by the Net Amount At Risk.

We base the cost of insurance rates on our expectations as to future mortality and expense experience.  The cost of insurance rate will vary by: the Insureds' sexes; ages; underwriting classes; any Substandard Ratings; how long the policy has been In Force; and the Specified Amount.  There will be a separate cost of insurance rate for the initial Specified Amount and any increases.  The cost of insurance rates will never be greater than those guaranteed in the policy.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same ages, sexes, underwriting classes and any Substandard Ratings, on whom policies with the same Specified Amount have been In Force for the same length of time.  The change could increase your cost of insurance charges, which, accordingly, would decrease your policy's Cash Value. The converse is true, too.  In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

Mortality and Expense Risk

We deduct this charge monthly according to the following schedule.  During the first through fifteenth years from the Policy Date, the charge is $0.66 per $1,000 of Cash Value in the variable investment options, and thereafter, $0.25 per $1,000 of Cash Value in the variable investment options.  This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it.  The mortality risk is that the Insureds do not live as long as expected.  The expense risk is that the costs of issuing and administering the policy are more than expected.

Per $1,000 of Specified Amount

During the first three years from the Policy Date, we deduct a per $1,000 of Specified Amount charge from the policy's Cash Value, which reimburses us for sales, underwriting, distribution and issuance costs.  The charge is the product of the Specified Amount, not including that portion constituting supplemental insurance coverage, and a rate.  The charge will vary by the issue age of the younger Insured and the Specified Amount.

Administrative

Though the maximum guaranteed administrative charge is $7.50, currently, the monthly charge we deduct is $5.  This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

Policy Loan Interest

We will charge interest on the amount of an outstanding policy loan at the rate of 4.5% per annum, which will have accrued daily and become due and payable at the end of the year from the Policy Date.  If left unpaid, we will add it to the loan amount.  As collateral or security for repayment, we will transfer an equal amount of Cash Value to the loan account, on which interest will accrue and be credited daily.  The minimum guaranteed interest crediting rate is 3.0% per annum, and the current interest crediting rate is 3.0% per annum.  The effect is a net cost of no more than 1.50%.

Adjusted Sales Load Life Insurance Rider

The benefit associated with the Adjusted Sales Load Life Insurance Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge.  You may elect the number of years (from one to seven) that you want the Premium Load replaced.  You will pay a Premium Load on any amount that you do not elect to be replaced by the Rider.  This Rider is available to purchase only at the time of application.

To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Adjusted Sales Load Life Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Adjusted Sales Load Life Insurance Rider Charge to compensate us for the sales and premium tax expenses that we will not collect in the form of Premium Load.  You should expect the aggregate monthly Rider charges to be greater than the amount we would have deducted as Premium Load. The monthly charge is the product of your aggregate Premiums since the Policy Date, the portion of Premium Load you choose to replace (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354.  The Rider's charge may vary.  Each Premium payment you make will cause the Rider's charge to increase.  How long the Rider charge is assessed will also vary.  The Rider charge will be assessed for nine policy years, plus the number of years (from one to seven) that you want the Premium Load replaced (with a maximum Rider charge period of fifteen years).  However, if you stop making Premium payments during that one to seven year period, the Rider charge will only be assessed for nine policy years, plus the number of years that you actually made Premium payments.

For example, upon election, you anticipated making Premium payments for five years.  Therefore, you expect to have the Rider charge assessed for fourteen years (nine years plus five years).  However, you actually make your last Premium payment in policy year three, and do not make any additional Premium payments.  Since you did not get full "use" of the Rider (you only received three years worth of Premium Load replacement), we will only assess the Rider charge for twelve policy years (nine years plus the three years' worth of benefit you received).

If the policy terminates within the first ten policy years, we will deduct from the Cash Surrender Value an amount to compensate us for the Premium Load we waived, but were unable to recover as a Rider charge.  The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.

Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%

For example, at the time you elected the Rider, you elected to replace the Premium Load for seven years.  During the fifth policy year, you terminate the policy.  During the five years the policy was In Force, you paid $10,000 of Premium.  The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium).  Therefore, we will deduct $240 (60% of $400) from your Cash Surrender Value.

The Adjusted Sales Load Life Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Estate Protection Rider

This charge compensates us for additional Death Benefit coverage while it is available.  The charge is the product of the additional Death Benefit amount and your monthly cost of insurance rate.  We use the same monthly cost of insurance rate that we use to calculate the cost of insurance charge.  However, because we multiply the monthly cost of insurance rate by the Rider's Death Benefit, this charge should be less.

Policy Split Option Rider

This charge compensates us for the option to exchange the policy for two policies, each on the life of one Insured.  The charge is the product of the Specified Amount and the monthly policy split option cost rate.  This rate is based on the average ages of the two Insureds on the Policy Date, and is stated on the Policy Data Page.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year target premiums and 3% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum, which is 99% of first year target premiums and 3% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.25% of the non-loaned Cash Value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (and not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates.  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

• Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in underlying mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2008, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.55% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.  We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

The Death Benefit

Calculation of the Death Benefit Proceeds

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that both of the Insureds have died, as well as other customary information.  We require notice of the first death within one year from the date of death, even though the Proceeds are not calculated or paid until the second death.  We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if an Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are three Death Benefit options under the policy.  You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

•	Option One

The Death Benefit will be the greater of the Specified Amount, or the minimum required Death Benefit.

•	Option Two

The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the minimum required Death Benefit.

•	Option Three

The Death Benefit will be the greater of the Specified Amount plus the accumulated Premium account, which consists of all Premium payments minus all partial surrenders to the date of death, or the minimum required Death Benefit.  The amount of the accumulated Premium account will be based on the Option Three Interest Rate stated on the Policy Data Page, which will be no less than zero or more than the Option Three Maximum Increase also stated on the Policy Data Page.

Not all Death Benefit options are available in all states.

The Minimum Required Death Benefit

Each Death Benefit option has a minimum required Death Benefit.  The minimum required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

The cash value accumulation test determines the minimum required Death Benefit by multiplying the account value by a percentage determined by methodology set out in the federal tax regulations. The percentages depend upon the Insureds' ages, sexes and underwriting classifications.  Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the account value at all times.

The guideline premium/cash value corridor test determines the minimum required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code and vary only by the younger Insured's Attained Age.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  Conversely, in the unlikely event that the policy did not qualify as life insurance because your Death Benefit failed to amount to the minimum required Death Benefit, the Proceeds payable under the policy would be includable in the gross income of the beneficiary for federal income tax purposes.  Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code's definition of life insurance.  For more information, see the "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" section of this prospectus. .

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

Changes in the Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, from Option Two to Option One, from Option Three to Option One or from Option Three to Option Two.  You may not change from Option One or Option Two to Option Three.  We will permit only one change of Death Benefit option per policy year.  The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

We will adjust the Specified Amount so that the Net Amount At Risk remains constant before and after the Death Benefit option change.  We will make these changes proportionately with respect to any supplemental insurance coverage.  Because your Net Amount At Risk will remain the same, reducing the Death Benefit option by itself does not alter the policy’s cost of insurance. The policy’s charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in factors such as fluctuations in policy's Cash Value, these charges may increase or decrease after the reduction.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it would result in the total Premiums paid exceeding the maximum Premium limitations under Section 7702 of the Code.

Suicide

If either Insured commits suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  Similarly, if either Insured commits suicide, while sane or insane, within two years from the effective date of an increase in the Specified Amount for which we require additional evidence of insurability, we will pay no more than the initial Specified Amount, plus the cost of insurance charges of the increase.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while an Insured is alive.  We calculate the Cash Surrender Value based on the policy's Cash Value.  For more information, see the "Cash Value" section of this prospectus.  To derive the Cash Surrender Value, we will deduct from the Cash Value, Indebtedness and the surrender charge.  The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Home Office.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to six months.

Partial Surrender

You may request a partial surrender of the policy's Cash Surrender Value at any time after it has been In Force for one year from the Policy Date.  In policy years two through ten, the maximum aggregate annual amount of any partial surrender is limited to no more than 10% of the Cash Surrender Value as of the beginning of that year.  Thereafter, the maximum aggregate annual amount of any partial surrender cannot exceed the Cash Surrender Value, less the greater of $500 or the total monthly fees and expenses you must pay to keep the policy In Force for three months.

The minimum amount of any partial surrender is $200.  A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  You may incur a partial surrender fee.  For more information, see the "In Summary: Fee Tables" section of this prospectus. .  We reserve the right to limit partial surrenders to one a year.

Reduction of Specified Amount on a Partial Surrender

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts.  We will only reduce the Cash Value attributable to the fixed account when that of the Sub-Account is insufficient to cover the amount of the partial surrender.

When you take a partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase.  Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy’s cost of insurance.  The policy’s charges going forward will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

•	against the most recent increase in the Specified Amount;

•	against the next most recent increases in the Specified Amount in succession; and

•	against the Specified Amount under the original application.

While we reserve the right to deduct a partial surrender fee of up to $25, we currently deduct none.  Partial surrenders may be subject to income tax penalties.  This could also cause your policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy.  For more information, see the "Reduction of Specified Amount on a Partial Surrender" section of this prospectus. .

The Payout Options

You have a number of options for receiving Proceeds, besides in a lump sum, that you may elect upon application.  We will pay the Proceeds from our general account.  If you do not make an election, when the last surviving Insured dies, the beneficiary may do so.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.  We will normally pay the Proceeds in a lump sum within seven days after we receive your written request at our Home Office.  We will postpone any payment of Proceeds, however, on the days we are unable to price Sub-Account Accumulation Units.  For more information, see the "When Sub-Account Accumulation Units Are Valued" section of this prospectus.  To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20.  At any time before Proceeds become payable, you may request to change your payout option in writing at our Home Office.  Changing the beneficiary of the policy will revoke the payout options in effect at that time.

Please note that for the remainder of this section, "you" means the person we are obligated to pay.

Interest Income

You keep the Proceeds with us to earn interest at a specified rate.  The Proceeds can be paid at the end of every twelve-, six-, three- or one-month intervals.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Income for a Fixed Period

You keep the Proceeds with us, but are paid at specified intervals over a number of years, not to exceed  thirty years.  Each payment will consist of a portion of the Proceeds plus interest at a guaranteed rate.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest at an annually determined rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Life Income with Payments Guaranteed

We pay you the Proceeds at specified intervals for a guaranteed period (ten, fifteen or twenty years), and, then, for the rest of your life, if you have outlived the guaranteed period.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no payments to your estate.

Fixed Income for Varying Periods

You keep the Proceeds with us, but are paid a fixed amount at specified intervals.  The total amount payable each year may not be less than 5% of the original Proceeds.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Joint and Survivor Life

We pay you the Proceeds in equal payments at specified intervals for the life of the last surviving payee.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee's estate.

Alternate Life Income

We use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be 102% of our current individual immediate annuity purchase rate on the date you choose this settlement option.  The Proceeds can be paid at the end of every twelve-, six-, three- or one-month interval.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon your death.  We will make no payments to your estate.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date you request or, if that date has passed or no date is specified, then at the end of the Valuation Period during which we receive your request.  Dollar cost averaging is an investment strategy designed to spread the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high.

There is no charge for dollar cost averaging and it does not count as a transfer event.  For more information, see the "Modes To Make A Transfer" section of this prospectus.

On a monthly basis, or such other frequency we may permit, a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account to a Sub-Account portfolio.  You may also have Premium transferred from the following:

Federated Insurance Series
• Federated Quality Bond Fund II: Primary Shares
Fidelity Variable Insurance Products Fund
• VIP High Income Portfolio: Service Class R
Nationwide Variable Insurance Trust (“NVIT”)
• Federated NVIT High Income Bond Fund: Class III
• NVIT Government Bond Fund: Class I
• NVIT Money Market Fund: Class I

These funds may or may not be available depending on when you purchased this policy. Please refer to “Appendix A: Sub-Account Information” for Sub-Account for details on fund availability.  We will continue to process transfers until there is no more value left in the fixed account or the originating mutual fund(s). You may also instruct us in writing to stop the transfers.  If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program.   An election to participate in the program that is submitted after your application will be effective on the date provided on the election form or, if the date provided has passed upon our receipt of your submitted election form, participation will be effective at the beginning of the next policy month.

Periodically, we may offer enhanced dollar cost averaging programs on initial Premiums, participation in which will earn you interest on the Cash Value of the fixed account that is covered under the enhanced dollar cost averaging program.  The interest we credit daily may be different than the net effective annual interest rate we credit on the Cash Value of the fixed account that is outside of the enhanced dollar cost averaging program.  These programs will last for one year, and your Premium will be systematically and automatically transferred based on the following schedule:

Beginning Of Month	Fraction Of Remaining Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount

We do not assure the success of these strategies; success depends on market trends.  We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when it is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing thirty days before we do this.

Asset Rebalancing

In order to set up asset rebalancing, you must complete the Asset Rebalancing Program Form and submit it to our Home Office.  You will use the same form to change your investment allocation choices, or terminate asset rebalancing.  The Cash Value of your chosen Sub-Account portfolios, up to twenty, will be rebalanced in proportion to your investment allocation choices.  There is no charge for asset rebalancing and it does not count as a transfer event.  For more information, see the "Modes To Make A Transfer" section of this prospectus.  You can schedule asset rebalancing to occur every three, six or twelve months on days when we price Sub-Account Accumulation Units.  For more information, see the "When Sub-Account Accumulation Units Are Valued" section of this prospectus.

Unless you elect otherwise, asset rebalancing will not affect the allocation of Net premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of the Asset Rebalancing program will only occurs as a result of your special instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Automated Income Monitor

Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost.  This program is only available to policies that are not Modified Endowment Contracts.

Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of their policy.  The income stream is generated via partial surrenders until the policy cost basis is depleted, and then through policy loans.  Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood your policy will lapse.  Before requesting the Automated Income Monitor program, please consult with your financial and tax advisers.

You can obtain an Automated Income Monitor election form by contacting your registered representative or our service center.  At the time of application for a program, we will provide you with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value and Death Benefit.  You must submit this illustration along with your application.  Programs will commence at the beginning of the next monthly anniversary after we receive your election form and illustration. On each Policy Anniversary thereafter we will provide an updated In Force illustration to assist you in determining whether to continue, modify, or discontinue an elected program based on your goals.  You may request modification or termination of a program at any time by written request.

Your program will be based on your policy's Cash Surrender Value at the time of election, and each succeeding Policy Anniversary, and the following elections:

1.	Payment type:

a.
Fixed Amount:  If you elect payments of a fixed amount, the amount you receive will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and your policy's Investment Experience; or

b.
Fixed Duration:  If you elect payments for a fixed duration, the amount you receive during the first year will be based on the illustration assumptions below.  After the first year, the amount will vary based on the illustration assumptions below and policy Investment Experience to maintain the elected duration.

2.	Illustration assumptions:

a.	an assumed variable rate of return you specify from the available options stated in the election form;

b.
 minimum Cash Surrender Value you target to have remaining on your policy's Maturity Date, or other date you specify.  This dollar amount is used to calculate available income.  It is not guaranteed to be the Cash Surrender Value on the specified date;

c.
you may also request a change of death benefit option from Death Benefit Option 2 to Death Benefit Option 1, or a decrease in Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and

d.	payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.

Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations.  However, larger payments or longer duration may increase the likelihood your policy will lapse.

You are responsible for monitoring your policy to prevent lapse.  We will provide annual In Force illustrations based on your then current Cash Surrender Value and your elected illustration assumptions to assist you in planning and preventing lapse.  You may request modification or termination of a program at any time by written request.

Automated Income Monitor programs are subject to the following additional conditions:

1.	To prevent adverse tax consequences, you authorize us to make scheduled payments via policy loan when:

a.	your policy's cost basis is reduced to zero;

b.	a partial surrender within the first 15 policy years would be a taxable event;

c.	or to prevent your policy from becoming a MEC. See, "When the Policy is Life Insurance that is a Modified Endowment Contract" in the "Taxes" section of this prospectus for additional information.

Note:  Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans.  Refer to the "Partial Surrenders" and "Policy Loans" sections of this prospectus for additional information.

2.	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.

3.	Programs will terminate on the earliest of the following:

a.	our receipt of your written request to terminate participation;

b.	at the time your policy enters a grace period or terminates for any reason;

c.	at the time of a requested partial surrender or policy loan outside the program;

d.	upon a change of policy owner;

e.	when the Policy Split Option Rider is invoked;

f.	for income based on a fixed duration, the end of the period you specify at the time of election;

g.	on any Policy Anniversary when your then current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption you specify;

h.	at any time the scheduled partial surrender or policy loan would cause your policy to fail to qualify as life insurance under Section 7702 of the Code, as amended; or

i.	your Policy's Maturity Date.

We will notify you upon termination of your Automated Income Monitor program due to one of the above events.  In addition, we may modify, suspend or discontinue Automated Income Monitor programs at any time.  We will notify you in writing 30 days before we do so.

Policy Loans

While the policy is In Force and after the first year from the Policy Date, you may take an advance of money from the Cash Value otherwise only available upon surrender or maturity, or upon payment of the Death Benefit.  We call this advance a policy loan.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest

The minimum policy loan you may take is $200.  You may take no more than the maximum loan value.  The maximum loan value is based on your Cash Surrender Value less 10% of your Cash Value allocated to the Sub-Accounts.  For more information, see the "Full Surrender" section of this prospectus.  We charge interest, at the maximum guaranteed rate of 4.5% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year.  If left unpaid, we will add the interest to the loan amount.

Collateral and Interest

As collateral or security, we will transfer a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  On this amount, we will credit interest daily based on the current rate in effect, which will not be less than the guaranteed interest crediting rate shown on the Policy Data Page.  We may credit interest in excess of the minimum guaranteed interest crediting rate.

Repayment

You may repay all or part of a policy loan at any time while your policy is In Force during either Insured’s lifetime.  The minimum repayment is $50.  Interest on the loan amount will be due and payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured’s Death, a policy lapse, or a full surrender.   If left unpaid, we will add it to the loan amount.  While your policy loan is outstanding, we will credit all payments you make as Premium payments, unless you provide written notice that they are to be applied as loan repayments.  We will apply all loan repayments to the Sub-Accounts according to the allocation instructions in effect at the time the payment is received, unless you indicate otherwise.

Net Effect of Policy Loans

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest.  In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate.  For more information, see "In Summary: Fee Tables," in particular, the footnotes for this section.  The amount transferred to the loan account is part of our General Account and will not be affected by the investment experience of the Sub-Accounts. The loan account is credited interest at a different rate than the fixed investment options.  Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase by the repayment amount.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of the periodic charges.  However, it will not Lapse under the guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy's periodic charges deduction, or both.  In any event, there is a Grace Period before your policy will Lapse.  Also, you may reinstate a policy that has Lapsed.

Guaranteed Policy Continuation Provision

The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, as stated on the Policy Data Page.  The Policy Continuation Premium Amount will vary by: the Insureds' ages; sexes; underwriting classes; any Substandard Ratings; the Specified Amount; and the Riders purchased.  The Policy Continuation Premium Amount will not account, however, for any subsequent increases in the Specified Amount, policy loans or partial surrenders.  For no charge, you may request that we determine whether your Premium payments are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount, taken a policy loan or requested a partial surrender.

There are two levels of guarantees, an initial and limited guarantee, and, as such, there are two minimum monthly Premium amounts stated on the Policy Data Page from which to choose.  The initial policy continuation guarantee lasts five years from the Policy Date, if you at least pay the initial Policy Continuation Premium Amount.  The limited policy continuation guarantee lasts until the younger Insured reaches Attained Age  seventy-five, if you at least pay the limited Policy Continuation Premium Amount.  We will determine these amounts based upon the: Insureds' ages; sexes; risk classifications; the Specified Amount; and any Riders elected.

If your Premium payments become insufficient for purposes of the limited policy continuation guarantee, we will notify you of the start of a Grace Period.  Thereafter, if you do not pay the necessary amount, the limited policy continuation guarantee will terminate, and there is no opportunity to reinstate it.  Also, the limited policy continuation guarantee is unavailable if the younger Insured is Attained Age seventy when full insurance coverage begins.  There is no charge for the guaranteed policy continuation provision.  When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin.

Grace Period

We will send you a notice when the Grace Period begins.  The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect.  If you do not pay this Premium within sixty-one days, the policy and all Riders will Lapse.  The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;

•	providing evidence of insurability of both Insureds that is satisfactory to us;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period;

•
paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

(a)	is Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

(b)	is Premium sufficient to bring the guaranteed policy continuation provision into effect; and

•	paying any Indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement.  If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or

•	the surrender charge for the policy year in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to Sub-Account portfolios in effect at the start of the Grace Period will be reinstated, unless you instruct otherwise.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 2009, up to $13,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $13,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2009, an estate of less than $3,500,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2009, 45%), and there is a provision for an exemption (for 2009, $3.5 million).  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the underlying investment options to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of investment options alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the Premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional Premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if  the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the policy (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being from the investment in the policy (generally, the Premiums paid for the policy), and then from the income in the policy.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the policy are generally not includible in income; instead, they reduce the owner’s investment in the policy.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in Death Benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy; Maturity

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive (or are deemed to receive upon maturity) plus total policy Indebtedness exceeds the investment in the policy (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

The purpose of the Maturity Date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes.  Although we believe that the extension provision will cause the policy to continue to  be treated as life insurance after the initially scheduled Maturity Date, that result is not certain due to a lack of specificity in the guidance on the issue.  You should consult with your qualified tax adviser regarding the possible adverse tax consequences that could result from an extension of the scheduled Maturity Date.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums; or
•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or
•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging the Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Special Note Regarding The Policy Split Option Rider

A Policy Split Option Rider is available for this Policy.  This Rider permits you, under certain circumstances, to make a "policy split," whereby two policies result.  Each of the policies will have as the Insured one of the Insureds.

Existing tax law is unclear as to whether a policy split will be treated as a nontaxable exchange.  If it is not treated as a nontaxable exchange, the result may be that you recognize taxable gain equal to the Policy’s investment gain at the time of the policy split.  Also, existing tax law is unclear as to whether the two policies resulting from a policy split will be treated as life insurance for federal tax purposes.  If the resulting policies are life insurance for federal tax purposes, they may be treated as modified endowment contracts.  You should consult with a tax adviser about the possible tax consequences associated with a policy split.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the Death Benefit may be includable in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisers to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance policies owned by the employer of the Insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after  that date for purposes of section 101(j).  Policies issued August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance of the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the policy is issued; (b) the employee provides written consent to being insured under the policy and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The two exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, and the Insured is either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance In Force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds.  See, “Taxation of Death Benefits,” above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See, also, Taxation of Death Benefits, Special federal income tax considerations for life insurance policies owned by employers , above; and Business Uses of the Policy, below.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment if this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial adviser.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–4

Organization, Registration and Operation

Nationwide VLI Separate Account-4 is a separate account established under Ohio law.  We own the assets in this account, and we are obligated to pay all benefits under the policies.  We may use the account to support other variable life insurance policies we issue.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration, however, does not involve the SEC’s supervision of this account’s management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios.  We buy and sell the Sub-Account portfolio shares at NAV.  Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the Investment Experience of our other assets.  Its assets are held separately from our other assets and are not part of our general account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  We hold assets in the separate account equal to its liabilities.  If the separate account’s assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the investment performance of the corresponding portfolio.  You could lose some or all of your money.

Addition, Deletion or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	substitute or close Sub-Accounts to allocations, at any time;

•	transfer assets supporting the policies from one Sub-Account to another or from the separate account to another separate account;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We reserve the right to make other structural and operational changes affecting this separate account.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)       shares of a current underlying mutual fund are no longer available for investment; or
(2)       further investment in an underlying mutual fund is inappropriate.

The substitute mutual fund or portfolio may have different fees and expenses.  Substitution may be made with respect to existing investments or the investments of future Premium, or both.  We will comply with federal securities laws to effect a substitution.  Furthermore, we may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

No substitution of shares may take place without the prior approval of the SEC. All affected contract owners will be notified in the event there is a substitution, elimination or combination of shares.

Deregistration of the Separate Account. We may deregister Nationwide VLI Separate Account-4 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All contract owners will be notified in the event we deregister Nationwide VLI Separate Account -4.

Voting Rights

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio’s shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio).  We will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an underlying mutual fund by the NAV of that underlying mutual fund. We will designate a date for this determination not more than ninety days before the shareholder meeting. What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the Company) was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), which refers to Nationwide Life Insurance Company of America (NLICA), Nationwide Life and Annuity Company of America (NLACA) and subsidiaries, including the affiliated distribution network. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial position or results of operations in a particular period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations, proceedings or inquiries may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the NLIC MTN program. The Company is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

A promotional and marketing arrangement associated with the Company’s offering of a retirement plan product and related services in Alabama is under investigation by the Alabama Securities Commission. The Company currently expects that any damages paid to settle this matter will not have a material adverse impact on its consolidated financial position. It is not possible to predict what effect, if any, the outcome of this investigation may have on the Company’s retirement plan operations with respect to promotional and marketing arrangements in general in the future.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company’s consolidated financial position or results of operations in the future.

Nationwide Financial Services, Inc. (NFS), NMIC, Nationwide Mutual Fire Insurance Company (NMFIC), Nationwide Corporation and the directors of NFS have been named as defendants in several class actions brought by NFS shareholders. These lawsuits arose following the announcement of the joint offer by NMIC, NMFIC and Nationwide Corporation to acquire all of the outstanding shares of NFS’ Class A common stock. The defendants deny any and all allegations of wrongdoing and have defended these lawsuits vigorously. On August 6, 2008, NFS and NMIC, NMFIC and Nationwide Corporation announced that they had entered into a definitive agreement for the acquisition of all of the outstanding shares of NFS’ Class A common stock for $52.25 per share by Nationwide Corporation, subject to the satisfaction of specific closing conditions. Simultaneously, the plaintiffs and defendants entered into a memorandum of understanding for the settlement of these lawsuits. The memorandum of understanding provides, among other things, for the settlement of the lawsuits and release of the defendants and, in exchange for the release and without admitting any wrongdoing, defendant NMIC shall acknowledge that the pending lawsuits were a factor, among others, that led it to offer an increased share price in the transaction. NMIC shall agree to pay plaintiffs’ attorneys’ fees and the costs of notifying the class members of the settlement. The memorandum of understanding is conditioned upon court approval of the proposed settlement. The court has scheduled the fairness hearing for approval of the proposed settlement for June 23, 2009. The lawsuits are pending in multiple jurisdictions and allege that the offer price was inadequate, that the process for reviewing the offer was procedurally unfair and that the defendants have breached their fiduciary duties to the holders of the NFS Class A common stock. NFS continues to defend these lawsuits vigorously.

On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On December 2, 2008, the plaintiffs filed an amended complaint. The plaintiffs claim to represent a class of all participants in the Alabama State Employees Association (ASEA) Plan, excluding members of the Deferred Compensation Committee, members of the Board of Control, ASEA’s directors, officers and board members, and PEBCO’s directors, officers and board members. The class period is from November 20, 2001, to the date of trial. In the amended class action complaint, the plaintiffs allege breach of fiduciary duty, wantonness and breach of contract. The amended class action complaint seeks a declaratory judgment, an injunction, an appointment of an independent fiduciary to protect Plan participants, disgorgement of amounts paid, reformation of Plan documents, compensatory damages and punitive damages, plus interest, attorneys’ fees and costs and such other equitable and legal relief to which plaintiffs and class members may be entitled. Also, on December 2, 2008, the plaintiffs filed a motion for preliminary injunction seeking an order requiring periodic payments made by NRS and/or NLIC to ASEA or PEBCO to be held in a trust account for the benefit of Plan participants. On December 4, 2008, the Alabama State Personnel Board and the State of Alabama by, and through the State Personnel Board, filed a motion to intervene and a complaint in intervention. On December 16, 2008, the Companies filed their Answer. On February 4, 2009, the court provisionally agreed to add the State of Alabama, by and through the State Personnel Board as a party. NRS and NLIC continue to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al. The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries). The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties. The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On May 23, 2008, the Court granted the defendants’ motion to dismiss. On June 19, 2008, the plaintiffs filed a notice of appeal. On October 17, 2008, the plaintiffs filed their opening brief. On December 19, 2008 the defendants filed their briefs. On January 26, 2009, the plaintiffs filed Appellants’ Reply Brief. NLIC continues to defend this lawsuit vigorously.

On November 15, 2006, NFS, NLIC and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The class period is from January 1, 1996 until the class notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, NFS, NLIC and NRS filed a motion to dismiss. On September 17, 2007, the Court granted the motion to dismiss. On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint. On September 15, 2008, the Court denied the plaintiffs’ motion to vacate judgment and for leave to file an amended complaint. On October 15, 2008, the plaintiffs filed a notice of appeal. NFS, NLIC and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, NLIC was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to NLIC for term life insurance policies issued by NLIC during the class period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are NLIC; any parent, subsidiary or affiliate of NLIC; all employees, officers and directors of NLIC; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The class period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. On April 30, 2007, NLIC filed a motion for summary judgment. On February 4, 2008, the Court granted the class’s motion for summary judgment on the breach of contract claims arising from the term policies in 43 of 51 jurisdictions. The Court granted NLIC’s motion for summary judgment on the breach of contract claims on all decreasing term policies. On November 7, 2008, the case was settled.

On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The first amended complaint purports to disclaim, with respect to market timing or stale price trading in NLIC’s annuities sub-accounts, any allegation based on NLIC’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of NLIC annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if NLIC is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to NLIC’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted NLIC’s motion to dismiss the plaintiff’s complaint. On January 30, 2009, the United States Court of Appeals for the Fourth Circuit affirmed that dismissal. NLIC continues to defend this lawsuit vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. On September 25, 2007, NFS’ and NLIC’s motion to dismiss the plaintiffs’ fifth amended complaint was denied. On October 12, 2007, NFS and NLIC filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims. On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and NLIC’s amended counterclaims. On November 15, 2007, the plaintiffs filed a motion for class certification. On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to NFS’ and NLIC’s claim that it could recover any “disgorgement remedy” from plan sponsors. On April 25, 2008, NFS and NLIC filed their opposition to the plaintiffs’ motion for class certification. On September 29, 2008, the plaintiffs filed their reply to NFS’ and NLIC’s opposition to class certification. The Court has set a hearing on the class certification motion for February 27, 2009. NFS and NLIC continue to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, NISC, is not engaged in any litigation of any material nature.

Financial Statements

The Statement of Additional Information (SAI) contains consolidated financial statements of Nationwide Life Insurance Company and subsidiaries and financial statements of Nationwide VLI Separate Account – 4.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  You should distinguish the consolidated financial statements of the company and subsidiaries from the financial statements of the separate account.  Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

Appendix A: Sub Account Information

AIM Variable Insurance Funds - AIM V.I. Basic Value Fund: Series I Shares
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term growth of capital.

AIM Variable Insurance Funds - AIM V.I. Capital Appreciation Fund: Series I Shares
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Growth of capital.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S.
inflation.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	American Century Global Investment Management, Inc.
Investment Objective:	Capital growth.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	American Century Global Investment Management, Inc.
Investment Objective:	Capital growth.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class I
This sub-account is only available in policies issued before May 1, 2007
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class I
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
Investment Adviser:	BlackRock Advisors, LLC
Sub-adviser:	BlackRock Investment Management, LLC; BlackRock Asset Management
U.K. Limited
Investment Objective:	Seek high total investment return.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Boston Company Asset Management
Investment Objective:	Capital growth with current income as a secondary goal.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Fayez Sarofim
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Dreyfus Variable Investment Fund - Developing Leaders Portfolio: Initial Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Franklin Portfolio Associates
Investment Objective:	Capital growth.

Federated Insurance Series - Federated American Leaders Fund II: Primary Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Federated Equity Management Company of Pennsylvania
Investment Objective:	Long-term capital growth, and secondarily income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Federated Insurance Series - Federated Capital Appreciation Fund II: Primary Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Federated Equity Management Company of Pennsylvania
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Federated Insurance Series - Federated Market Opportunity Fund II: Service Shares
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Federated Equity Management Company of Pennsylvania
Sub-adviser:	Federated Investment Management Company
Investment Objective:	To provide moderate capital appreciation and high current income.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Reasonable income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Freedom 2010 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The VIP Freedom Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for VIP Freedom Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Freedom 2020 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The VIP Freedom Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for VIP Freedom Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Freedom 2030 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The VIP Freedom Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for VIP Freedom Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2007
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	High level of current income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class R
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	High level of current income.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	High level of current income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class
This sub-account is only available in policies issued before May 1, 2006
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity
Research & Analysis Company (FRAC)
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 1
This sub-account is only available in policies issued before May 1, 2006
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Adviser:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 1
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3 (formerly,
Templeton Global Income Securities Fund: Class 3)

This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	High current income consistent with preservation of capital, with capital appreciation as a secondary consideration.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Janus Aspen Series - Balanced Portfolio: Service Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital, consistent with preservation of capital and balanced by current income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Janus Aspen Series - Global Technology Portfolio: Service Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Janus Aspen Series - INTECH Risk-Managed Core Portfolio: Service Shares
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Janus Capital Management LLC
Sub-adviser:	INTECH Investment Management LLC ("INTECH")
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Overseas Portfolio: Service II Shares (formerly, International Growth Portfolio: Service II Shares)
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier

Janus Aspen Series - Overseas Portfolio: Service Shares (formerly, International Growth Portfolio: Service Shares)
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2004
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Initial Class
This sub-account is only available in policies issued before May 1, 2006
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

Nationwide Variable Insurance Trust - AllianceBernstein NVIT Global Fixed Income Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein L.P.
Investment Objective:	Seeks a high level of current income consistent with preserving capital.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management, Inc.
Investment Objective:	Seeks capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide high total return (including income and capital gains)
consistent with the preservation of capital over the long term.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation through stocks.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation principally through investment in stocks.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT Global Utilities Fund: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth.

Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth.

Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed income securities.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderately conservative level of risk.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Lehman Brothers Asset Management LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Global Financial Services Fund: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	To provide a high level of income as is consistent with the preservation of capital.

Nationwide Variable Insurance Trust - NVIT Growth Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Health Sciences Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Health Sciences Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	To match the performance of the Morgan Stanley Capital International
Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund (“Balanced Fund” or the
“Fund”) seeks a high level of total return through investment in both equity and fixed-income securities. The Balanced Fund is a “fund-of-funds” that invests its assets primarily in underlying portfolios of Nationwide Variable
Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying
Funds”) that represent several asset classes. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Capital Appreciation Fund (“Capital
Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other
NVIT Investor Destinations Funds. The Capital Appreciation Fund is a
“fund-of-funds” that invests its assets primarily in underlying portfolios of
Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”) that represent several asset classes. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	The fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Logan Circle Partners, L.P.
Investment Objective:	Above average total return over a market cycle of three to five years.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Invesco AIM Capital Management, Inc. and American Century Global
Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	Long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management, L.P.; Neuberger Berman Management
Inc.; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management, L.P.; Neuberger Berman Management
Inc.; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc. and American Century Investment
Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management; RiverSource Investment
Management; Thompson, Siegel & Walmsley, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Waddell & Reed Investment Management Company; OppenheimerFunds,
Investment Objective:	Capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P.
Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.: American Century Investment
Management Inc.; Gartmore Global Partners; Morgan Stanley Investment
Management; Neuberger Berman Management, Inc.; Putnam Investment
Management, LLC; Waddell & Reed Investment Management Company
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Nationwide Leaders Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	High total return from a concentrated portfolio of U.S. securities.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Technology and Communications Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Technology and Communications Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT U.S. Growth Leaders Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Oppenheimer NVIT Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	OppenheimerFunds, Inc.
Investment Objective:	Seeks long-term capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Seeks to maximize total return, consisting of capital appreciation and/or current income.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and convertible securities.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Van Kampen NVIT Real Estate Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	The fund seeks current income and long-term capital appreciation.

Neuberger Berman Advisers Management Trust - AMT Guardian Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term growth of capital; current income is a secondary goal.

Neuberger Berman Advisers Management Trust - AMT International Portfolio: S Class
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term growth of capital by investing primarily in common stocks of foreign companies.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Neuberger Berman Advisers Management Trust - AMT Partners Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Neuberger Berman Advisers Management Trust - AMT Regency Portfolio: S Class
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Lehman Brothers Asset Management LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3
This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Non-Service Shares
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2007
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer MidCap Fund/VA: Non-Service Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

Putnam Variable Trust - Putnam VT Growth and Income Fund: Class IB
This sub-account is only available in policies issued before May 1, 2005
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	Capital growth and current income.

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Putnam Investment Management, LLC
Sub-adviser:	Putnam Investments Limited and Putnam Advisory Company, LLC
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

Putnam Variable Trust - Putnam VT Voyager Fund: Class IB
This sub-account is only available in policies issued before May 1, 2005
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: Class II
This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital growth and, secondarily, income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II
This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Limited Term Bond Portfolio: Class II
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	High level of income consistent with moderate price fluctuation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2009
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Long-term capital growth by investing primarily in common stocks and other equity securities.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2008
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

Van Eck Worldwide Insurance Trust - Worldwide Emerging Markets Fund: Initial Class
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck Worldwide Insurance Trust - Worldwide Hard Assets Fund: Initial Class
This sub-account is only available in policies issued before May 1, 2002
Investment Adviser:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Wells Fargo Advantage Funds® Variable Trust - VT Opportunity Fund
This sub-account is only available in policies issued before May 1, 2003
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

Wells Fargo Advantage Funds® Variable Trust - VT Small Cap Growth Fund
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions

Accumulation Unit - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges.  Initially, we set the Accumulation Unit value at $10 for each Sub-Account.

Attained Age - The Insured’s age upon the issue of full base insurance coverage plus the number of full years since the Policy Date.
Cash Surrender Value - The policy’s Cash Value subject to Indebtedness and the surrender charge.
Cash Value - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience and the policy loan and fixed accounts, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code - The Internal Revenue Code of 1986, as amended.
Death Benefit - The amount we will pay to the beneficiary upon the last surviving Insured’s death, before payment of any unpaid outstanding loan balances or charges.
FDIC - Federal Deposit Insurance Corporation.
Grace Period - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Guideline Annual Premium - The level annual premium amount that would be payable through maturity, assuming an investment return of 5% per annum, net of the policy's periodic charges, as described in Rule 6e-3(T)(c)(8)(i), promulgated under the Investment Company Act of 1940, though the SEC has neither approved nor disapproved the accuracy of any calculation using the Guideline Annual Premium.

Home Office - Our Home Office is located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force - The insurance coverage is in effect.
Indebtedness - The total amount of all outstanding policy loans, including principal and interest due.
Insured - The persons whose lives we insure under the policy.
Investment Experience - The performance of a mutual fund in which a Sub-Account portfolio invests.
Lapse - The policy terminates without value.
Maturity Date - The policy anniversary on or next following the younger Insured's 100th birthday.
NCUSIF - National Credit Union Share Insurance Fund.
Net Amount At Risk - The policy’s Death Benefit, not including any supplemental insurance coverage, minus the policy’s Cash Value.
Net Asset Value (NAV) - The price of each share of a mutual fund in which a Sub-Account portfolio invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Accumulation Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.

Net Premium - Premium after transaction charges, but before any allocation to an investment option.

Policy Continuation Premium Amount - The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.

Policy Data Page(s) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insureds.
Policy Date - The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
Policy Proceeds or Proceeds - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium - The amount of money you pay to begin and continue the policy.
Premium Load - The aggregate of the sales load and premium tax charges.
Rider - An optional benefit you may purchase under the policy.
SEC - The Securities and Exchange Commission.
Specified Amount - The dollar or face amount of insurance coverage the owner selects, including any supplemental coverage.
Sub-Accounts - The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy’s variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insured.  Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors).  The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher cost of coverage.

Us, we, our, Nationwide or the company - Nationwide Life Insurance Company.
Valuation Period - The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

You, your or the policy owner or Owner - The person named as the owner in the application, or the person assigned ownership rights.

Outside back cover page

To learn more about the policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net Cash Surrender Values and Cash Values, and to request other information about the policy please call our Service Center at 1-800-547-7548 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-D4, Dublin, OH 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy, including the SAI, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-8090.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-8301.
Securities Act of 1933 Registration File No. 333-83010.